Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers CenterSquare Real Estate Fund

Supplement dated November 3, 2021 to the Summary Prospectus, dated May 1, 2021, as supplemented August 2, 2021, the Prospectus, dated May 1, 2021, as supplemented August 2, 2021 and September 1, 2021, and the Statement of Additional Information, dated May 1, 2021, as supplemented August 2, 2021 and September 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers CenterSquare Real Estate Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

At a meeting held on November 2, 2021, the Board of Trustees of the Trust approved and recommended submitting to the Fund’s shareholders a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Fund into a corresponding series of Total Fund Solution (the “New Fund”) (the “Proposed Reorganization”). The New Fund’s investment adviser will be Cromwell Investment Advisors, LLC (“Cromwell”) and the New Fund’s investment subadviser will be the current subadviser to the Fund, CenterSquare Investment Management LLC (“CenterSquare”). The Plan sets forth the terms by which the Fund would transfer all of its assets and liabilities to the New Fund in exchange for shares of the New Fund, and subsequently distribute the New Fund shares to Fund shareholders in complete liquidation of the Fund.

Cromwell and CenterSquare have informed the Fund that the New Fund has been created to continue the investment operations of the Fund. They have also informed the Fund that the New Fund will have: (1) the same portfolio managers that are currently serving as the portfolio managers of the Fund, (2) the same investment objective and materially identical principal investment strategies as the Fund, and (3) the same management fee as the Fund, and that the net expense ratio for each class of the New Fund is expected to be lower than the net expense ratio for the corresponding class of the Fund, after giving effect to contractual expense waivers and reimbursements.

As provided in the Plan, Total Fund Solution will file a proxy statement/prospectus on Form N-14 with the Securities and Exchange Commission in connection with the Proposed Reorganization. The definitive proxy statement/prospectus will be sent to shareholders of record of the Fund on the record date for the shareholder meeting to seek their approval of the Proposed Reorganization. Shareholders are urged to read the definitive proxy statement/prospectus and proxy card when they become available because they contain important information about the Proposed Reorganization.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE